Exhibit 10.1

RESOLUTION of THE BOARD OF DIRECTORS

OF

SEEDO CORP.

The following is a true copy of the RESOLUTION duly adopted by the Board of Directors of this Corporation at a special meeting, notice to this meeting having been waived, held on this 4st day of September, 2020;

The Board of Directors which was present for this meeting & took active part therein was:

DAVID GROSSMAN

DAVID FREIDENBERG

GIL FEILER

WHEREAS there has been presented to and considered by this meeting a Motion to grant Restricted Stock Units to members of the Board of Directors.

NOW THEREFORE BE IT RESOLVED that the corporation having considered this matter, has opened the floor to all those who voice a preference in the issue, and pursuant to DGCL §141, the Directors unanimously has RESOLVED:

THAT each member of the Board shall receive 300,000 Restricted Stock Units with immediate vesting.

Said Motion is hereby passed and the corporate books, records and the Secretary shall file this Resolution in the corporate records

DATED: 4rth September, 2020

/S/ David Grossman
DAVID GROSSMAN

/S/ David Freidenberg
DAVID FREIDENBERG

/S/ Gil Feiler
GIL FEILER